April 1, 2026

Global X Aging Population ETF

NASDAQ: AGNG

2026 Summary Prospectus

Before you invest, you may want to review the Fund's Prospectus, which contains more information about the Fund and its risks. You can find the Fund's Prospectus and other information about the Fund (including the Fund’s Statement of Additional Information and most recent reports to shareholders) online at http://www.globalxetfs.com/funds/agng. You can also get this information at no cost by calling 1-888-493-8631 or by sending an e-mail request to info@globalxetfs.com or from your financial intermediary. The Fund’s Prospectus and Statement of Additional Information, both dated April 1, 2026, as amended and supplemented from time to time, are incorporated by reference into (legally made a part of) this Summary Prospectus.

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Global X Aging Population ETF

Ticker: AGNG Exchange: NASDAQ

INVESTMENT OBJECTIVE

The Global X Aging Population ETF ("Fund") seeks to provide investment results that correspond generally to the price and yield performance, before fees and expenses, of the Indxx Aging Population Thematic Index ("Underlying Index").

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares (“Shares”) of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and examples below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Management Fees:	0.50%
Distribution and Service (12b-1) Fees:	None
Other Expenses:	0.00%
Total Annual Fund Operating Expenses:	0.50%

Example: The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account customary brokerage commissions that you pay when purchasing or selling Shares of the Fund in the secondary market. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then hold or sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

One Year	Three Years	Five Years	Ten Years
$51	$160	$280	$628

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. For the most recent fiscal period, the Fund's portfolio turnover rate was 9.93% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests more than 80% of its total assets in the securities of the Indxx Aging Population Thematic Index ("Underlying Index"). The Fund's 80% investment policy is non-fundamental and requires 60 days prior written notice to shareholders before it can be changed.

The Underlying Index is designed to provide exposure to exchange-listed companies in developed markets that facilitate the demographic trend of longer average life spans and the aging of the global population, including but not limited to companies involved in biotechnology, medical devices, pharmaceuticals, senior living facilities and specialized health care services (collectively, "Aging Population Companies"), as defined by Indxx, LLC, the provider of the Underlying Index ("Index Provider").

The eligible universe of the Underlying Index includes the most liquid and investable companies in accordance with the standard market capitalization and liquidity criteria associated with developed markets, as defined by the Index Provider. As of January 31, 2026, companies must have a minimum market capitalization of $500 million and a minimum average daily turnover for the last 6 months (or since the IPO launch date for Significant IPOs as defined by the Index Provider) greater than or equal to $2 million in order to be eligible for inclusion in the Underlying Index. The Underlying Index may include components from the following countries: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Poland, Portugal, Singapore, South Korea, Spain, Sweden, Switzerland, Taiwan, the United Kingdom and the United States.

From the eligible universe, the Index Provider identifies Aging Population Companies by applying a proprietary analysis that consists of two primary components: theme identification and company analysis. As of January 31, 2026, the Index Provider has identified the following four

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themes that are expected to provide the most exposure to Aging Population Companies: (1) Health Care Products, (2) Health Care Services, (3) Medical Devices, and (4) Senior Homes (collectively, "Longevity Themes"). In order to be included in the Underlying Index, a company must be identified as having significant exposure to these Aging Population Themes, as determined by the Index Provider. Companies are analyzed based on two primary criteria: revenue exposure and primary business operations. A company is deemed to have significant exposure to the Aging Population Themes if (i) it derives a significant portion of its revenue from the Aging Population Themes, or (ii) it has stated its primary business to be in products and services focused on the Aging Population Themes, as determined by the Index Provider. Accordingly, the Fund assets will be concentrated (that is, it will hold 25% or more of its total assets) in companies that provide products and services that facilitate the aging of the global population.
The Underlying Index is weighted according to a modified capitalization weighting methodology and is reconstituted and rebalanced annually. The Underlying Index may include large-, mid- or small-capitalization companies, and components primarily include health care, biotechnology and pharmaceuticals companies as well as real estate investment trusts ("REITs"). The Fund's investment objective and Underlying Index may be changed without shareholder approval.

The Underlying Index is sponsored by the Index Provider, which is an organization that is independent of, and unaffiliated with, the Fund and Global X Management Company LLC, the investment adviser for the Fund ("Adviser"). The Index Provider determines the relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index.

The Adviser uses an indexing approach to try to achieve the Fund's investment objective. Unlike many investment companies, the Fund does not try to outperform the Underlying Index and does not seek temporary defensive positions when markets decline or appear overvalued.

The Fund generally will use a replication strategy. A replication strategy is an indexing strategy that involves investing in the securities of the Underlying Index in approximately the same proportions as in the Underlying Index. However, the Fund may utilize a representative sampling strategy with respect to the Underlying Index when a replication strategy might be detrimental or disadvantageous to shareholders, such as when there are practical difficulties or substantial costs involved in compiling a portfolio of equity securities to replicate the Underlying Index, in instances in which a security in the Underlying Index becomes temporarily illiquid, unavailable or less liquid, or as a result of legal restrictions or limitations (such as tax diversification requirements) that apply to the Fund but not the Underlying Index.

The Adviser expects that, over time, the correlation between the Fund's performance and that of the Underlying Index, before fees and expenses, will exceed 95%. A correlation percentage of 100% would indicate perfect correlation. If the Fund uses a replication strategy, it can be expected to have greater correlation to the Underlying Index than if it uses a representative sampling strategy.

The Fund concentrates its investments (i.e., holds 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that the Underlying Index is concentrated. As of January 31, 2026, the Underlying Index was concentrated in the pharmaceuticals and health care equipment and supplies industries and had significant exposure to the health care sector.

SUMMARY OF PRINCIPAL RISKS

As with any investment, you could lose all or part of your investment in the Fund, and the Fund’s performance could trail that of other investments. There is no guarantee that the Fund will achieve its investment objective. An investment in the Fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, the Adviser or any of its affiliates. The Fund is subject to the principal risks noted below, any of which may adversely affect the Fund’s net asset value (“NAV”), trading price, yield, total return and ability to meet its investment objective, as well as other risks that are described in greater detail in the Additional Information About the Funds section of this Prospectus and in the Statement of Additional Information (“SAI”).

Asset Class Risk: Securities and other assets in the Underlying Index or otherwise held in the Fund's portfolio may underperform in comparison to the general securities markets, a particular securities market or other asset classes.

Depositary Receipts Risk: The Fund may invest in depositary receipts, such as ADRs and GDRs. Depositary receipts are receipts listed on U.S. or foreign exchanges issued by banks or trust companies that entitle the holder to all dividends and capital gains that are paid out on the underlying foreign shares. Depositary receipts are generally subject to the same risks associated with direct investments in the securities of foreign companies. A holder of depositary receipts may also be subject to fees and the credit risk of the financial institution acting as depositary. Unsponsored depositary receipts may involve higher expenses, fewer shareholder rights, and may be less liquid.

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Equity Securities Risk: Equity securities are subject to changes in value, and their values may be more volatile than other asset classes, as a result of a company’s business performance, investor perceptions, stock market trends and general economic conditions.

Real Estate Stocks and Real Estate Investment Trusts (REITs) Investment Risk: The Fund may have exposure to companies that invest in real estate, such as REITs, which expose investors in the Fund to the risks of owning real estate directly, as well as to risks that relate specifically to the way in which real estate companies are organized and operated. Real estate is highly sensitive to general and local economic conditions and developments and characterized by intense competition and periodic overbuilding. Many real estate companies, including REITs, utilize leverage (and some may be highly leveraged), which increases risk and could adversely affect a real estate company's operations and market value in periods of rising interest rates. Real estate stocks and REITs may also be adversely impacted by natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena.

Associated Risks Related to Investing in Aging Population Companies: The Fund invests in aging population companies, including pharmaceutical and biotechnology companies involved in the research, development, production and/or manufacturing of drugs; suppliers or manufacturers of medical devices; companies operating skilled nursing homes, senior living homes and continuing care communities; and providers of health care services, including home healthcare providers. Aging population companies may be affected by industry competition, dependency on a limited number of products, obsolescence of products, government approvals and regulations, loss or impairment of intellectual property rights and litigation regarding product liability. Aging population companies may also be affected by unforeseen health circumstances including but not limited to the spread of infectious disease which could impact longevity-related drug development priorities and pipelines, supply and demand dynamics for longevity health care equipment as well as the ability to receive care in longevity-related health care service facilities. Aging population companies may be affected by government regulations and government healthcare programs, as well as increases or decreases in the cost of medical products and services and product liability claims. Many aging population companies are heavily dependent on patent protection, and the expiration of a company’s patent may adversely affect that company’s profitability. The customers and/or suppliers of aging population companies may be concentrated in a particular country, region or industry. Any adverse event affecting one of these countries, regions or industries could have a negative impact on aging population companies.

Capitalization Risk: Investing in issuers within the same market capitalization category carries the risk that the category may be out of favor due to current market conditions or investor sentiment.

Large-Capitalization Companies Risk: Large-capitalization companies may adapt more slowly to new competitive challenges and changing market conditions than smaller capitalization companies. In addition, large-capitalization companies may be more mature and subject to more limited growth potential and consequently may underperform other segments of the equity market or the market as a whole.

Currency Risk: The Fund may invest in securities denominated in foreign currencies. Because the Fund's NAV is determined in U.S. dollars, the Fund's NAV could decline if currencies of the underlying securities depreciate against the U.S. dollar or if there are delays or limits on repatriation of such currencies. Generally, an increase in the value of the U.S. dollar against a foreign currency will reduce the value of a security denominated in that foreign currency, thereby decreasing the Fund's NAV. Exchange rates may be volatile and may change quickly and without warning, which could have a significant negative impact on the Fund.

Cybersecurity Risk: With the increased use of technologies such as the Internet to conduct business, the Fund, like all companies, may be susceptible to operational, information security and related risks. Cybersecurity incidents involving the Fund and its service providers (including, without limitation, the Adviser, fund accountant, custodian, transfer agent and financial intermediaries) have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, impediments to trading, the inability of Fund shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, and/or additional compliance costs.

Focus Risk: The Fund may from time to time have a significant amount of its assets invested in a particular industry, group of industries, or one or more sectors to approximately the same extent that the Underlying Index focuses in investments related to a particular industry, group of industries, and/or one or more sectors. In such event, the Fund’s performance will depend to a greater extent on the overall condition of such industry(ies) or sector(s), and an economic, business, political, regulatory, or other occurrence affecting such industry(ies) or sector(s) will have an increased impact on the value of the Fund’s shares compared to the value of shares of a fund that invests in a broader range of industries or sectors.

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Risks Related to Investing in the Health Care Equipment & Supplies Industry: Companies in the health care equipment and supplies industry may be affected by the expiration of patents, litigation based on product liability, industry competition, product obsolescence and regulatory approvals, among other factors. Demand for health care equipment, generally speaking and specific to sub-segments, may fluctuate due to unexpected events, including but not limited to global health crises like pandemics which could strain health care systems and alter health care needs. Such demand fluctuations could positively or negatively impact health care equipment companies.

Risks Related to Investing in the Health Care Sector: The health care sector may be affected by government regulations and government health care programs, increases or decreases in the cost of medical products and services, an increased emphasis on outpatient services, and product liability claims, among other factors. Many health care companies are heavily dependent on patent protection, and the expiration of a company's patent may adversely affect that company's profitability. Health care companies are subject to competitive forces that may result in price discounting and may be thinly capitalized and susceptible to product obsolescence. Companies in the health care sector may also be affected by unforeseen circumstances including but not limited to the spread of infectious disease which could impact drug development priorities and pipelines, supply and demand dynamics for health care equipment, as well as the ability to receive care in health care service facilities.

Risks Related to Investing in the Pharmaceuticals Industry: Companies in the pharmaceuticals industry may be affected by industry competition, dependency on a limited number of products, obsolescence of products, government approvals and regulations, loss or impairment of intellectual property rights and litigation regarding product liability. Demand for pharmaceuticals, generally speaking and specific to sub-segments, may fluctuate due to unexpected events, including but not limited to global health crises like pandemics which could strain health care systems and alter health care needs. Such demand fluctuations could positively or negatively impact pharmaceutical companies.

Foreign Securities Risk: Investments in foreign securities can be riskier than U.S. securities investments. Investments in the securities of foreign issuers (including investments in American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”)) are subject to additional risks, including lower levels of liquidity and market efficiency; greater securities price volatility; exchange rate fluctuations and exchange controls; less availability of public information about issuers; limitations on foreign ownership of securities; imposition of withholding or other taxes; imposition of restrictions on the expatriation of the assets of the Fund; restrictions placed on U.S. investors by U.S. regulations governing foreign investments; higher transaction and custody costs and delays in settlement procedures; difficulties in enforcing contractual obligations; lower levels of regulation of the securities market; weaker accounting, disclosure and reporting requirements; and legal principles relating to corporate governance and directors’ fiduciary duties and liabilities. The countries in which the Fund invests may also be subject to structural risks, including economic, political and social instability. Additionally, certain securities held by the Fund, while traded on U.S. exchanges, may be issued by foreign financial institutions and as such, may be subject to the risks of investing in securities issued by foreign companies, which may not be subject to the same regulations as companies domiciled in the U.S. Where all or a portion of the Fund's securities trade in a market that is closed when the market in which the Fund's Shares are listed and trading is open, there may be differences between the last quote from the security’s closed foreign market and the value of the security during the Fund’s domestic trading day. This, in turn, could lead to differences between the market price of the Fund’s Shares and the underlying value of those shares.

Geographic Risk: The Fund’s investments in securities of issuers located in a particular country or geographic region may subject the Fund to certain risks to a greater extent than if its investments were less focused, including: natural, biological or other disasters and the spread of infectious diseases; economic, political and social instability; security concerns; and trade disputes with key trading partners. The securities in which the Fund invests and, consequently, the Fund is also subject to specific risks as a result of their business operations in a particular country or region, including, but not limited to:

Risk of Investing in Developed Markets: Investments in a developed country’s issuer may subject the Fund to legal, regulatory, political, currency, security, and economic risks specific to developed countries. Developed countries tend to represent a significant portion of the global economy and have generally experienced slower economic growth than some less developed countries. Certain developed countries have experienced security concerns, such as war, terrorism and strained international relations. Incidents involving a country’s or region’s security may cause uncertainty in its markets and may adversely affect its economy and the Fund’s investments. In addition, developed countries may be adversely impacted by changes to the economic conditions of certain key trading partners, regulatory burdens, debt burdens and the price or availability of certain commodities.
Risk of Investing in Emerging Markets: Investments in emerging markets may be subject to a greater risk of loss than investments in developed markets. Securities markets of emerging market countries are less liquid, subject to greater price volatility, have smaller market capitalizations, have less government regulation, and are not subject to as extensive and frequent accounting, financial, and other reporting requirements as the securities markets of more developed countries, and there may be

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greater risk associated with the custody of securities in emerging markets. It may be difficult or impossible for the Fund to pursue claims against an emerging market issuer in the courts of an emerging market country. There may be significant obstacles to obtaining information necessary for investigations into or litigation against emerging market companies and shareholders may have limited legal rights and remedies. Emerging markets may be more likely to experience inflation, political turmoil and rapid changes in economic conditions than more developed markets. Emerging markets may also face other significant internal or external risks, including the risk of war, terrorism, or other social or political conflicts.

Risk of Investing in the United States: Investments in United States issuers may subject the Fund to legal, regulatory, political, currency, security, and economic risks specific to the United States. A decrease in imports or exports, changes in trade regulations, inflation and/or an economic recession in the U.S. may have a material adverse effect on the U.S. economy.

Indexing Strategy Risk: The Fund is not actively managed, and the Adviser does not attempt to take defensive positions in declining markets. Unlike many investment companies, the Fund does not seek to outperform its Underlying Index. Therefore, it would not necessarily buy or sell a security unless that security is added or removed, respectively, from the Underlying Index, even if that security generally is underperforming. Additionally, if a constituent of the Underlying Index were removed, even outside of a regular rebalance of the Underlying Index, the Adviser anticipates that the Fund would sell such security. Maintaining investments in securities regardless of market conditions or the performance of individual securities could cause the Fund’s return to be lower than if the Fund employed an active strategy.

Index-Related Risk: There is no guarantee that the Fund will achieve a high degree of correlation to the Underlying Index and therefore achieve its investment objective. Market disruptions and regulatory restrictions could have an adverse effect on the Fund’s ability to adjust its exposure to the required levels in order to track the Underlying Index. Errors in index data, index computations and/or the construction of the Underlying Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the Index Provider for a period of time or at all, which may have an adverse impact on the Fund and its shareholders.

Management Risk: The Fund may not fully replicate its Underlying Index and may hold securities not included in its Underlying Index. The Adviser’s investment strategy, the implementation of which is subject to a number of constraints, may cause the Fund to underperform the market or its relevant benchmark or adversely affect the ability of the Fund to achieve its investment objective.

Tracking Error Risk: Tracking error may occur because of differences between the instruments held in the Fund's portfolio and those included in the Underlying Index, pricing differences, transaction costs incurred by the Fund, the Fund's holding of uninvested cash, size of the Fund, differences in timing of the accrual of or the valuation of dividends or interest, tax gains or losses, changes to the Underlying Index or the costs to the Fund of complying with various new or existing regulatory requirements. This risk may be heightened during times of increased market volatility or other unusual market conditions. Tracking error also may result because the Fund incurs fees and expenses, while the Underlying Index does not.

International Closed Market Trading Risk: To the extent that the underlying investments held by the Fund trade on foreign exchanges that may be closed when the securities exchange on which the Fund’s Shares trade is open, there are likely to be deviations between the current price of such an underlying security and the last quoted price for the underlying security (i.e., the Fund’s quote from the closed foreign market). These deviations could result in premiums or discounts to the Fund’s NAV that may be greater than those experienced by other exchange-traded funds ("ETFs").

Issuer Risk: Fund performance depends on the performance of individual companies in which the Fund invests. Changes to the financial condition of any of those companies may cause the value of such company's securities to decline.

Market Risk: Turbulence in the financial markets and reduced liquidity may negatively affect issuers, which could have an adverse effect on the Fund and its investments. The Fund’s NAV could decline over short periods due to short-term market movements and over longer periods during market downturns. Trade policy, including the imposition of tariffs, may dampen consumer spending and result in decreased confidence in the markets. Additionally, political uncertainty regarding U.S. policy, including the U.S. government’s approach to trade, may also impact the markets. Furthermore, local, regional or global events such as war, acts of terrorism, the spread of infectious diseases, inflation and recessions, changes in interest or exchange rates, or other events could have a significant impact on the Fund and its investments and trading of its Shares. Market risk factors may result in increased volatility and/or decreased liquidity in the securities markets.

Operational Risk: The Fund is exposed to operational risk arising from a number of factors, including but not limited to human error, processing and communication errors, errors of the Fund's service providers, counterparties or other third-parties, failed or inadequate

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processes, cyber security incidents, and technology or systems failures. The Fund and the Adviser seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate for those risks that they are intended to address.

Risks Associated with Exchange-Traded Funds: As an ETF, the Fund is subject to the following risks:

Authorized Participants Concentration Risk: The Fund has a limited number of financial institutions that may act as Authorized Participants and engage in creation or redemption transactions directly with the Fund, and none of those Authorized Participants is obligated to engage in creation and/or redemption transactions. To the extent that those Authorized Participants exit the business or are unable to process creation and/or redemption orders, such as in times of market stress, Shares may be more likely to trade at a premium or discount to NAV and/or at wider intraday bid-ask spreads, and possibly face trading halts and/or delisting from an exchange. Authorized Participants Concentration Risk may be heightened because the Fund invests in non-U.S. securities.

Large Shareholder Risk: Certain shareholders, including an Authorized Participant, the Adviser, an affiliate of the Adviser, or funds managed by the Adviser, may own a substantial amount of the Fund’s Shares. Redemptions by large shareholders could have a significant negative impact on the Fund. If a large shareholder were to redeem all, or a large portion, of its Shares, there is no guarantee that the Fund will be able to maintain sufficient assets to continue operations in which case the Board of Trustees may determine to liquidate the Fund. In addition, transactions by large shareholders may account for a large percentage of the trading volume on a national securities exchange and may, therefore, have a material upward or downward effect on the market price of the Shares.

Listing Standards Risk: The Fund is required to comply with listing requirements adopted by the listing exchange. Non-compliance with such requirements may result in the Fund's shares being delisted by the listing exchange. Any resulting liquidation of the Fund could cause the Fund to incur elevated transaction costs and could result in negative tax consequences for its shareholders.

Market Trading Risks and Premium/Discount Risks: Shares of the Fund are publicly traded on a national securities exchange, which may subject shareholders to numerous market trading risks. In stressed market conditions, the market for the Shares may become less liquid in response to the deteriorating liquidity of the Fund’s portfolio. This adverse effect on the liquidity of the Shares, as well as disruptions to creations and redemptions, the existence of extreme market volatility or potential lack of assets in the Fund or an active trading market for Shares may result in Shares trading at a significant premium or discount to NAV. If a shareholder purchases Shares at a time when the market price is at a premium to the NAV or sells Shares at a time when the market price is at a discount to the NAV, the shareholder may sustain losses. The NAV of the Fund is calculated at the end of each business day and fluctuates with changes in the market value of the Fund’s holdings. The trading price of the Fund’s Shares fluctuates, in some cases materially, throughout trading hours in response to changes in the Fund’s NAV.

Trading Halt Risk: An exchange or market may close or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may result in the Fund being unable to buy or sell certain securities or financial instruments. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

Valuation Risk: The sales price the Fund could receive for a security may differ from the Fund’s valuation of the security and may differ from the value used by the Underlying Index, particularly for securities that trade in low value or volatile markets or that are valued using a fair value methodology (such as during trading halts). The value of the securities in the Fund's portfolio may change on days when shareholders will not be able to purchase or sell the Fund's Shares.

PERFORMANCE INFORMATION

The bar chart and table that follow show how the Fund performed on a calendar year basis and provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing the Fund's average annual total returns for the indicated periods compared with the Fund's broad-based benchmark index, which reflects a broad measure of market performance, and the Underlying Index, which the Fund seeks to track. The Fund's past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. Updated performance information is available online at www.globalxetfs.com.

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Annual Total Returns (Years Ended December 31)

40%
30%
20%
10%
0%
-10%
-20%
29.20%
-0.71%
24.98%
19.28%
3.63%
-8.52%
9.71%
6.81%
19.71%
2017
2018
2019
2020
2021
2022
2023
2024
2025

Best Quarter:	6/30/2020	20.88%
Worst Quarter:	12/31/2018	-14.41%

Average Annual Total Returns (for the Periods Ended December 31, 2025)

	One Year Ended December 31, 2025	Five Years Ended December 31, 2025	Since Inception (05/09/2016)
Global X Aging Population ETF:
·Return before taxes	19.71%	5.87%	10.14%
·Return after taxes on distributions[1]	19.45%	5.67%	9.89%
·Return after taxes on distributions and sale of Fund Shares[1]	11.84%	4.56%	8.28%
MSCI ACWI Index (USD) (NR) (Index returns reflect invested dividends net of withholding taxes, but reflect no deduction for fees, expenses, or other taxes)	22.34%	11.19%	12.19%
Indxx Aging Population Thematic Index (USD)[2] (NR) (Index returns reflect invested dividends net of withholding taxes, but reflect no deduction for fees, expenses, or other taxes)	20.22%	6.18%	10.46%

1     After-tax returns are calculated using the historical highest individual U.S. federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown above. After-tax returns are not relevant to investors who hold Shares of the Fund through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts (IRAs).

2 The Fund changed its Underlying Index from the Indxx Global Longevity Thematic Index to the Indxx Aging Population Thematic Index on April 9, 2021. Performance through April 9, 2021 reflects the performance of the Indxx Global Longevity Thematic Index.

FUND MANAGEMENT

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Investment Adviser: Global X Management Company LLC.

Portfolio Managers: The professionals primarily responsible for the day-to-day management of the Fund are Nam To, CFA and Wayne Xie (“Portfolio Managers”). Mr. To has been a Portfolio Manager of the Fund since March 1, 2018. Mr. Xie has been a Portfolio Manager of the Fund since March 1, 2019.

PURCHASE AND SALE OF FUND SHARES

Shares of the Fund are or will be listed and traded at market prices on a national securities exchange. Shares may only be purchased and sold on the exchange through a broker-dealer. The price of Shares is based on market price, and because ETF shares trade at market prices rather than at NAV, Shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). Only “Authorized Participants” (as defined in the SAI) who have entered into agreements with the Fund’s distributor, SEI Investments Distribution Co. (“Distributor”), may engage in creation or redemption transactions directly with the Fund. The Fund will only issue or redeem Shares that have been aggregated into blocks called Creation Units. The Fund will issue or redeem Creation Units in return for a basket of cash and/or securities that the Fund specifies any day that the national securities exchanges are open for business (“Business Day”). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market (the “bid-ask spread”). To access information regarding the Fund’s net asset value, market price, premiums and discounts, and bid-ask spreads, please go to https://www.globalxetfs.com.

TAX INFORMATION

The Fund intends to make distributions that may be taxable to you as ordinary income or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account ("IRA"), in which case distributions from such tax-advantaged arrangement may be taxable to you.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

The Adviser and its related companies may pay broker-dealers or other financial intermediaries (such as a bank) for the sale of Fund Shares and related services. These payments may create a conflict of interest by influencing your broker-dealer, sales persons or other intermediary or its employees or associated persons to recommend the Fund over another investment. Ask your financial adviser or visit your financial intermediary’s website for more information.

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